Pension and Other Benefit Programs - Estimated Future Benefit Payments (Detail) $ in Millions	Oct. 03, 2020 USD ($)
Pension Plans
Defined Benefit Plan Disclosure [Line Items]
2021	$ 678
2022	661
2023	691
2024	729
2025	771
2026 - 2030	4,433
Postretirement Medical Plans
Defined Benefit Plan Disclosure [Line Items]
2021	59	[1]
2022	63	[1]
2023	67	[1]
2024	72	[1]
2025	76	[1]
2026 - 2030	$ 446	[1]

[1]	Estimated future benefit payments are net of expected Medicare subsidy receipts of $85 million.